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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
IMC MORTGAGE COMPANY


     We consent to the inclusion in this Registration Statement on Form S-1 of our report dated May 21, 1996 on our audits of the consolidated financial statements of IMC Mortgage Company and Subsidiaries. We also consent to the reference to our firm under the caption 'Experts.'


                                                        COOPERS & LYBRAND L.L.P.


Jacksonville, Florida
May 31, 1996


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